UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): March 11, 2005

                       INTERPLAY ENTERTAINMENT CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

         0-24363                                          33-0102707
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(Commission File Number)                       (IRS Employer Identification No.)


 1682 LANGLEY AVENUE, IRVINE, CALIFORNIA                      92619
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(Address of Principal Executive Offices)                   (Zip Code)

                                 (310) 432 1958
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))


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4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On March 11, 2005, Interplay Entertainment Corp. (the "Company") was informed by Squar, Milner, Reehl & Williamson, LLP ("Squar Milner") that Squar Milner was resigning as the Company's independent registered public accounting firm. Pursuant to Item 304(a) Regulation S-K under the Securities Act of 1933, as amended, and under the Securities Exchange Act of 1934, as amended, the Company reports as follows:

         (a) (i) Squar Milner informed the Company's Audit committee on March 10, 2005 of their intention to resign as the Company's independent registered public accounting firm as of February 8, 2005.

                  (ii) During the years ended December 31, 2002 and 2003, the Company's consolidated financial statements did not contain any adverse opinion or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, other than an explanatory paragraph regarding an uncertainty as to the Company's ability to continue as a going concern.

                  (iii) The resignation of Squar Milner was accepted and approved by the Company's audit committee of the Board of Directors on March 11, 2005.

                  (iv) During the years ended December 31, 2002 and 2003, and through March 11, 2005, there were no disagreements with Squar Milner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Squar Milner's satisfaction, would have caused them to make reference to the subject matter of such disagreements in connection with their report on the Company's consolidated financial statements for the years ended December 31, 2003 or 2002.

                  (v) During the years ended December 31, 2002 and 2003 and through March 11, 2005, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)), except as follows:

                  In a letter to the Company dated February 8, 2005, but received by the company on February 28, 2005, Squar Milner noted a material weakness in the Company's internal control over financial reporting during their interim review of the Company's unaudited consolidated financial statements as of September 30, 2004 and for the quarter then ended included in the Company's September 30, 2004 Form 10-Q, filed with the Securities and Exchange Commission on December 22, 2004. In such letter, Squar Milner cites the following:

                  MATERIAL WEAKNESS - LACK OF SUFFICIENT ACCOUNTING DEPARTMENT PERSONNEL

                  We noted that the Company began losing most of its personnel beginning in June 2004 through layoffs and resignations. Well before September 30, 2004, substantially all accounting department personnel, except for the controller, had departed the Company. Additionally, most other Company


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


                  personnel that the Company's accounting department interacts with to provide information necessary to produce timely and accurate financial statements had also departed the Company well before September 30, 2004. While we were able to overcome this internal control deficiency in order to complete our interim review, we believe that this internal control deficiency rises to the level of a material weakness in the financial reporting process for the Company.

         (b) The Company has not yet retained a new independent registered public accounting firm.

         (c) Attached hereto as Exhibit 16.1 is Squar Milner's letter confirming certain disclosures made in this amendment to Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  The following exhibit is filed herewith:

                  EXHIBIT
                  NUMBER        DESCRIPTION
                  -------       -----------

                  16.1          Letter of Squar Milner, dated March 15, 2005.


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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      INTERPLAY ENTERTAINMENT CORP.


DATE:    MARCH 15, 2005               BY: /S/ HERVE CAEN
                                         ------------------------
                                          HERVE CAEN, CEO


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